Exchange Traded Concepts Trust

Bernstein U.S. Research Fund

Summary Prospectus | October 13, 2017

Principal Listing Exchange for the Fund: Bats BZX Exchange, Inc. | Ticker Symbol: BERN

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.bernsteinetf.com. You can also get this information at no cost by calling 1-877-243-0675, by sending an e-mail request to bernsteinfunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated October 13, 2017, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Fund Summary

Investment Objective

The Bernstein U.S. Research Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the Bernstein U.S. Research Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in component securities of the Index. The Index is designed to measure the performance of large-cap U.S. stocks rated “Outperform” by sell-side analysts of Sanford C. Bernstein & Co., LLC (“Bernstein” or the “Index Provider”) and ranked within one of the top three quintiles of Bernstein’s published quantitative alpha model.

The stocks included in the Index are selected from a universe of all stocks covered by Bernstein sell-side analysts that are listed on a U.S. exchange. Based on their review of a variety of factors, Bernstein analysts generally assign one of three ratings to each stock: Outperform (stocks that are expected to outpace the S&P 500® Index by more than 15 percentage points in the 6-12 months ahead); “Market-Perform” (stocks that are expected to perform in line with the S&P 500® Index to within +/- 15 percentage points in the 6-12 months ahead); or “Underperform” (stocks that are expected to trail the performance of the S&P 500® Index by more than 15 percentage points in the 6-12 months ahead). A rating may be published with respect to a company on any given day. No assurance can be given that a stock will perform in accordance with the rating it has been assigned.

The universe of stocks is also ranked by quintile in accordance with Bernstein’s published rankings produced by its quantitative alpha model. The Bernstein quantitative alpha model ranks stocks according to their expected return over the next twelve months based on three components: stock-specific fundamentals, industry rotation and market risk appetite. Sources of alpha used in the model vary by industry and include measures of valuation, capital use, earnings quality, profitability, and growth dynamics.

A stock rated Outperform and ranked within one of the top three quintiles will be included in the Index, subject to the requirement that, at the time of inclusion, the stock has a three-month average daily trading volume of at least $1 million. The composition of the Index is adjusted once each calendar month, on the second trading day of the calendar month, to add stocks that meet the criteria discussed above and remove stocks that no longer meet such criteria, in each case as of the last business day of the prior month. Components of the Index are equal weighted at the time of inclusion and the remaining stocks are reweighted to account for the new inclusions and deletions from the Index. The Index is rebalanced to equal weight all components on the last day of each calendar year.

The Fund uses a passive management strategy designed to track the performance of the Index. The Fund’s sub-adviser, Vident Investment Advisory, LLC (“Vident” or the “Sub-Adviser”), generally will use a replication methodology, meaning it will invest in all of the stocks composing the Index in proportion to their respective weightings in the Index. However, the Sub-Adviser may use a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the stocks in the Index. The Fund expects that over time, if it has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Fund’s investment adviser, Exchange Traded Concepts, LLC (the “Adviser”), or the Sub-Adviser believes will help the Fund track the Index. Such investments may include other investment companies, cash and cash equivalents, and money market instruments.

The Fund will concentrate its investments (i.e., invest more than 25% its net assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of the date of this Prospectus, the Index is not concentrated in any industry.

The Index Provider is not affiliated with the Fund, the Adviser, or the Sub-Adviser. The Index Provider developed the methodology for determining the securities to be included on the Index and for the ongoing maintenance of the Index. The Index is calculated and administered by Solactive AG, which is not affiliated with the Fund, the Adviser, the Sub-Adviser, or the Index Provider.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“Authorized Participants”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Market Risk. The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in the Shares.

Passive Investment Risk. The Fund is not actively managed and therefore the Fund would not sell a security held in its portfolio due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of portfolio securities is otherwise required upon a rebalancing of the Index.

Portfolio Turnover Risk. In seeking to replicate the Index, which is adjusted and rebalanced monthly, the Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

Ratings and Rankings Risk. The Fund seeks to track the performance of stocks rated Outperform by sell-side analysts of the Index Provider and ranked within one of the top three quintiles of the Index Provider’s alpha model. Changes in the ratings and rankings methodologies or in the scope of equity research by the Index Provider may have an adverse effect on the Fund. No assurance can be given that such stocks will outperform the S&P 500® Index by the amount expected, or at all. Moreover, there is no guarantee that the quantitative models the Index Provider uses to determine the ratings and rankings of the Index components will generate or produce the intended results. The quantitative models could be subject to errors, which may have an adverse effect on the Fund.

Trading Risk. Shares of the Fund may trade on Bats BZX Exchange, Inc. (the “Exchange”) above or below their NAV. In addition, although the Fund’s Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable.

Performance Information

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC serves as the sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, President and Co-Founder of Vident Investment Advisory, LLC, has served as portfolio manager of the Fund since its inception in October 2017.

Purchase and Sale of Fund Shares

The Bernstein U.S. Research Fund (the “Fund”) will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 25,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the Exchange. The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

BRN-SM-001-0100